EXHIBIT 99.1

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.  For a reconciliation from the revised presentation below to the historical presentation, see page 3.

American Express Company

Consolidated Statements of Income (Revised)

(unaudited)

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005

Revenues
Discount revenue	$3,458	$3,259	$3,292	$2,969	$3,096
Net card fees	479	462	533	520	518
Travel commissions and fees	450	427	483	418	435
Other commissions and fees	654	620	642	639	630
Securitization income, net	347	384	372	386	295
Other	565	431	415	396	424
Total	5,953	5,583	5,737	5,328	5,398
Interest income:
Cardmember lending finance charge revenue	1,326	1,213	1,100	947	943
International banking	279	265	252	257	248
Other	203	203	196	188	182
Total	1,808	1,681	1,548	1,392	1,373
Total revenues	7,761	7,264	7,285	6,720	6,771
Interest expense:
Cardmember lending	351	318	277	246	255
International banking	123	106	93	88	90
Charge card and other	417	405	373	333	295
Total	891	829	743	667	640
Revenues net of interest expense	6,870	6,435	6,542	6,053	6,131

Expenses
Marketing, promotion, rewards and cardmember services	1,734	1,589	1,671	1,522	1,581
Human resources	1,336	1,213	1,276	1,240	1,177
Professional services	807	684	658	561	714
Occupancy and equipment	405	375	365	346	390
Communications	116	107	113	113	115
Other	358	331	287	278	382
Total	4,756	4,299	4,370	4,060	4,359
Provisions for losses and benefits:
Charge card	277	257	192	209	290
Cardmember lending	484	412	406	321	415
International banking and other (including investment certificates)	130	129	132	138	108
Total	891	798	730	668	813
Pretax income from continuing operations	1,223	1,338	1,442	1,325	959
Income tax provision	298	382	470	449	208
Income from continuing operations	925	956	972	876	751
(Loss) Income from discontinued operations, net of tax	(3)	11	(27)	(3)	(6)
Net income	$922	$967	$945	$873	$745

American Express Company

Consolidated Statements of Income (Revised)

(unaudited)

(Millions)
	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005

Revenues
Discount revenue	$2,894	$2,860	$2,639	$12,978	$11,489
Net card fees	511	506	498	1,994	2,033
Travel commissions and fees	421	502	422	1,778	1,780
Other commissions and fees	598	589	558	2,555	2,375
Securitization income, net	353	296	316	1,489	1,260
Other	357	361	354	1,807	1,496
Total	5,134	5,114	4,787	22,601	20,433
Interest income:
Cardmember lending finance charge revenue	858	824	754	4,586	3,379
International banking	230	211	213	1,053	902
Other	149	193	181	790	705
Total	1,237	1,228	1,148	6,429	4,986
Total revenues	6,371	6,342	5,935	29,030	25,419
Interest expense:
Cardmember lending	219	199	174	1,192	847
International banking	81	76	69	410	316
Charge card and other	281	279	253	1,528	1,108
Total	581	554	496	3,130	2,271
Revenues net of interest expense	5,790	5,788	5,439	25,900	23,148

Expenses
Marketing, promotion, rewards and cardmember services	1,492	1,445	1,323	6,516	5,841
Human resources	1,197	1,268	1,187	5,065	4,829
Professional services	563	544	487	2,710	2,308
Occupancy and equipment	346	356	336	1,491	1,428
Communications	112	113	117	449	457
Other	261	309	312	1,254	1,264
Total	3,971	4,035	3,762	17,485	16,127
Provisions for losses and benefits:
Charge card	299	234	215	935	1,038
Cardmember lending	364	275	295	1,623	1,349
International banking and other (including investment certificates)	76	123	79	529	386
Total	739	632	589	3,087	2,773
Pretax income from continuing operations	1,080	1,121	1,088	5,328	4,248
Income tax provision	215	261	343	1,599	1,027
Income from continuing operations	865	860	745	3,729	3,221
(Loss) Income from discontinued operations, net of tax	165	153	201	(22)	513
Net income	$1,030	$1,013	$946	$3,707	$3,734

American Express Company

Consolidated Statements of Income

(unaudited)

(Millions)
	Year Ended December 31, 2006			Year Ended December 31, 2005
	Historical,			Historical,
	as reported	Adjustments	Revised	as reported	Adjustments	Revised

Revenues
Discount revenue	$12,978	$—	$12,978	$11,489	$—	$11,489
Cardmember lending finance charge revenue, net of interest (A)	3,457	(3,457)	—	2,580	(2,580)	—
Net card fees	1,994	—	1,994	2,033	—	2,033
Travel commissions and fees	1,778	—	1,778	1,780	—	1,780
Other commissions and fees	2,555	—	2,555	2,375	—	2,375
Securitization income, net	1,489	—	1,489	1,260	—	1,260
Other investment and interest income, net of interest (B)	1,078	(1,078)	—	1,055	(1,055)	—
Other	1,807	—	1,807	1,496	—	1,496
Total	27,136	(4,535)	22,601	24,068	(3,635)	20,433
Interest income:
Cardmember lending finance charge revenue (A) (E)	—	4,586	4,586	—	3,379	3,379
International banking (B) (E)	—	1,053	1,053	—	902	902
Other (B) (D) (E)	—	790	790	—	705	705
Total	—	6,429	6,429	—	4,986	4,986
Total revenues	27,136	1,894	29,030	24,068	1,351	25,419
Interest expense:
Cardmember lending (A) (E)	—	1,192	1,192	—	847	847
International banking (B) (E)	—	410	410	—	316	316
Charge card and other (D) (E)	—	1,528	1,528	—	1,108	1,108
Total	—	3,130	3,130	—	2,271	2,271
Revenues net of interest expense	27,136	(1,236)	25,900	24,068	(920)	23,148

Expenses
Marketing, promotion, rewards and cardmember services	6,516	—	6,516	5,841	—	5,841
Human resources	5,065	—	5,065	4,829	—	4,829
Provisions for losses and benefits:	—	—
Charge card (C)	935	(935)	—	1,038	(1,038)	—
Cardmember lending (C)	1,623	(1,623)	—	1,349	(1,349)	—
Investment certificates and other (C)	529	(529)	—	386	(386)	—
Total (C)	3,087	(3,087)	—	2,773	(2,773)	—
Professional services	2,710	—	2,710	2,308	—	2,308
Occupancy and equipment	1,491	—	1,491	1,428	—	1,428
Interest (D)	1,236	(1,236)	—	920	(920)	—
Communications	449	—	449	457	—	457
Other	1,254	—	1,254	1,264	—	1,264
Total	21,808	(4,323)	17,485	19,820	(3,693)	16,127
Provisions for losses and benefits:
Charge card (C)	—	935	935	—	1,038	1,038
Cardmember lending (C)	—	1,623	1,623	—	1,349	1,349
International banking and other (including investment certificates) (C)	—	529	529	—	386	386
Total	—	3,087	3,087	—	2,773	2,773
Pretax income from continuing operations	5,328	—	5,328	4,248	—	4,248
Income tax provision	1,599	—	1,599	1,027	—	1,027
Income from continuing operations	3,729	—	3,729	3,221	—	3,221
(Loss) Income from discontinued operations, net of tax	(22)	—	(22)	513	—	513
Net income	$3,707	$—	$3,707	$3,734	$—	$3,734

(A)  Gross cardmember lending finance charge revenue will be presented in the line entitled “Cardmember lending finance charge revenue” within the new “Interest income” section of the Consolidated Statements of Income, and the related gross interest expense will be presented in the line entitled “Cardmember lending” within the new “Interest expense” section of the Consolidated Statements of Income.  (These sections were also affected by other revisions as indicated in the notes below.)  These amounts were previously presented on a net basis as “Cardmember lending finance charge revenue, net of interest” within the “Net revenues” section.

(B)  Gross investment and other interest income will be presented in the lines entitled  “International banking” or “Other” within the new “Interest income” section, and gross interest expense related to international banking will be presented in “International banking” within the new “Interest expense” section.  These amounts were previously presented on a net basis as “Other investment and interest income, net of interest” within the “Net revenues” section.

(C)  “Provisions for losses and benefits” will be presented in a new separate section. These amounts were previously reported in the “Provisions for losses and benefits” lines within the “Expenses” section.

(D)  Other interest expense will be presented in the line entitled “Charge card and other” within the new “Interest expense” section, and certain other interest income will be presented in the line entitled “Other” within the new “Interest income” section. These amounts were previously reported on a net basis in “Interest” within the “Expenses” section.

(E)  Certain other amounts have been revised to conform with the method of presentation or calculation that will be used in 2007.

American Express Company

Consolidated Statements of Income

(unaudited)

(Millions)
	Quarter Ended March 31, 2006			Quarter Ended March 31, 2005
	Historical,			Historical,
	as reported	Adjustments	Revised	as reported	Adjustments	Revised
Revenues
Discount revenue	$2,969	$—	$2,969	$2,639	$—	$2,639
Cardmember lending finance charge revenue, net of interest	716	(716)	—	592	(592)	—
Net card fees	520	—	520	498	—	498
Travel commissions and fees	418	—	418	422	—	422
Other commissions and fees	639	—	639	558	—	558
Securitization income, net	386	—	386	316	—	316
Other investment and interest income, net of interest	275	(275)	—	261	(261)	—
Other	396	—	396	354	—	354
Total	6,319	(991)	5,328	5,640	(853)	4,787
Interest income:
Cardmember lending finance charge revenue	—	947	947	—	754	754
International banking	—	257	257	—	213	213
Other	—	188	188	—	181	181
Total	—	1,392	1,392	—	1,148	1,148
Total revenues	6,319	401	6,720	5,640	295	5,935
Interest expense:
Cardmember lending	—	246	246	—	174	174
International banking	—	88	88	—	69	69
Charge card and other	—	333	333	—	253	253
Total	—	667	667	—	496	496
Revenues net of interest expense	6,319	(266)	6,053	5,640	(201)	5,439

Expenses
Marketing, promotion, rewards and cardmember services	1,522	—	1,522	1,323	—	1,323
Human resources	1,240	—	1,240	1,187	—	1,187
Provisions for losses and benefits:
Charge card	209	(209)	—	215	(215)	—
Cardmember lending	321	(321)	—	295	(295)	—
Investment certificates and other	138	(138)	—	79	(79)	—
Total	668	(668)	—	589	(589)	—
Professional services	561	—	561	487	—	487
Occupancy and equipment	346	—	346	336	—	336
Interest	266	(266)	—	201	(201)	—
Communications	113	—	113	117	—	117
Other	278	—	278	312	—	312
Total	4,994	(934)	4,060	4,552	(790)	3,762
Provisions for losses and benefits:
Charge card	—	209	209	—	215	215
Cardmember lending	—	321	321	—	295	295
International banking and other (including investment certificates)	—	138	138	—	79	79
Total	—	668	668	—	589	589
Pretax income from continuing operations	1,325	—	1,325	1,088	—	1,088
Income tax provision	449	—	449	343	—	343
Income from continuing operations	876	—	876	745	—	745
(Loss) Income from discontinued operations, net of tax	(3)	—	(3)	201	—	201
Net income	$873	$—	$873	$946	$—	$946

American Express Company

Consolidated Statements of Income

(unaudited)

(Millions)
	Quarter Ended June 30, 2006			Quarter Ended June 30, 2005
	Historical,			Historical,
	as reported	Adjustments	Revised	as reported	Adjustments	Revised
Revenues
Discount revenue	$3,292	$—	$3,292	$2,860	$—	$2,860
Cardmember lending finance charge revenue, net of interest	839	(839)	—	637	(637)	—
Net card fees	533	—	533	506	—	506
Travel commissions and fees	483	—	483	502	—	502
Other commissions and fees	642	—	642	589	—	589
Securitization income, net	372	—	372	296	—	296
Other investment and interest income, net of interest	274	(274)	—	269	(269)	—
Other	415	—	415	361	—	361
Total	6,850	(1,113)	5,737	6,020	(906)	5,114
Interest income:
Cardmember lending finance charge revenue	—	1,100	1,100	—	824	824
International banking	—	252	252	—	211	211
Other	—	196	196	—	193	193
Total	—	1,548	1,548	—	1,228	1,228
Total revenues	6,850	435	7,285	6,020	322	6,342
Interest expense:
Cardmember lending	—	277	277	—	199	199
International banking	—	93	93	—	76	76
Charge card and other	—	373	373	—	279	279
Total	—	743	743	—	554	554
Revenues net of interest expense	6,850	(308)	6,542	6,020	(232)	5,788

Expenses
Marketing, promotion, rewards and cardmember services	1,671	—	1,671	1,445	—	1,445
Human resources	1,276	—	1,276	1,268	—	1,268
Provisions for losses and benefits:
Charge card	192	(192)	—	234	(234)	—
Cardmember lending	406	(406)	—	275	(275)	—
Investment certificates and other	132	(132)	—	123	(123)	—
Total	730	(730)	—	632	(632)	—
Professional services	658	—	658	544	—	544
Occupancy and equipment	365	—	365	356	—	356
Interest	308	(308)	—	232	(232)	—
Communications	113	—	113	113	—	113
Other	287	—	287	309	—	309
Total	5,408	(1,038)	4,370	4,899	(864)	4,035
Provisions for losses and benefits:
Charge card	—	192	192	—	234	234
Cardmember lending	—	406	406	—	275	275
International banking and other (including investment certificates)	—	132	132	—	123	123
Total	—	730	730	—	632	632
Pretax income from continuing operations	1,442	—	1,442	1,121	—	1,121
Income tax provision	470	—	470	261	—	261
Income from continuing operations	972	—	972	860	—	860
(Loss) Income from discontinued operations, net of tax	(27)	—	(27)	153	—	153
Net income	$945	$—	$945	$1,013	$—	$1,013

American Express Company

Consolidated Statements of Income

(unaudited)

(Millions)
	Quarter Ended September 30, 2006			Quarter Ended September 30, 2005
	Historical,			Historical,
	as reported	Adjustments	Revised	as reported	Adjustments	Revised
Revenues
Discount revenue	$3,259	$—	$3,259	$2,894	$—	$2,894
Cardmember lending finance charge revenue, net of interest	912	(912)	—	648	(648)	—
Net card fees	462	—	462	511	—	511
Travel commissions and fees	427	—	427	421	—	421
Other commissions and fees	620	—	620	598	—	598
Securitization income, net	384	—	384	353	—	353
Other investment and interest income, net of interest	264	(264)	—	246	(246)	—
Other	431	—	431	357	—	357
Total	6,759	(1,176)	5,583	6,028	(894)	5,134
Interest income:
Cardmember lending finance charge revenue	—	1,213	1,213	—	858	858
International banking	—	265	265	—	230	230
Other	—	203	203	—	149	149
Total	—	1,681	1,681	—	1,237	1,237
Total revenues	6,759	505	7,264	6,028	343	6,371
Interest expense:
Cardmember lending	—	318	318	—	219	219
International banking	—	106	106	—	81	81
Charge card and other	—	405	405	—	281	281
Total	—	829	829	—	581	581
Revenues net of interest expense	6,759	(324)	6,435	6,028	(238)	5,790

Expenses
Marketing, promotion, rewards and cardmember services	1,589	—	1,589	1,492	—	1,492
Human resources	1,213	—	1,213	1,197	—	1,197
Provisions for losses and benefits:
Charge card	257	(257)	—	299	(299)	—
Cardmember lending	412	(412)	—	364	(364)	—
Investment certificates and other	129	(129)	—	76	(76)	—
Total	798	(798)	—	739	(739)	—
Professional services	684	—	684	563	—	563
Occupancy and equipment	375	—	375	346	—	346
Interest	324	(324)	—	238	(238)	—
Communications	107	—	107	112	—	112
Other	331	—	331	261	—	261
Total	5,421	(1,122)	4,299	4,948	(977)	3,971
Provisions for losses and benefits:
Charge card	—	257	257	—	299	299
Cardmember lending	—	412	412	—	364	364
International banking and other (including investment certificates)	—	129	129	—	76	76
Total	—	798	798	—	739	739
Pretax income from continuing operations	1,338	—	1,338	1,080	—	1,080
Income tax provision	382	—	382	215	—	215
Income from continuing operations	956	—	956	865	—	865
Income from discontinued operations, net of tax	11	—	11	165	—	165
Net income	$967	$—	$967	$1,030	$—	$1,030

American Express Company

Consolidated Statements of Income

(unaudited)

(Millions)
	Quarter Ended December 31, 2006			Quarter Ended December 31, 2005
	Historical,			Historical,
	as reported	Adjustments	Revised	as reported	Adjustments	Revised
Revenues
Discount revenue	$3,458	$—	$3,458	$3,096	$—	$3,096
Cardmember lending finance charge revenue, net of interest	990	(990)	—	703	(703)	—
Net card fees	479	—	479	518	—	518
Travel commissions and fees	450	—	450	435	—	435
Other commissions and fees	654	—	654	630	—	630
Securitization income, net	347	—	347	295	—	295
Other investment and interest income, net of interest	265	(265)	—	279	(279)	—
Other	565	—	565	424	—	424
Total	7,208	(1,255)	5,953	6,380	(982)	5,398
Interest income:
Cardmember lending finance charge revenue	—	1,326	1,326	—	943	943
International banking	—	279	279	—	248	248
Other	—	203	203	—	182	182
Total	—	1,808	1,808	—	1,373	1,373
Total revenues	7,208	553	7,761	6,380	391	6,771
Interest expense:
Cardmember lending	—	351	351	—	255	255
International banking	—	123	123	—	90	90
Charge card and other	—	417	417	—	295	295
Total	—	891	891	—	640	640
Revenues net of interest expense	7,208	(338)	6,870	6,380	(249)	6,131

Expenses
Marketing, promotion, rewards and cardmember services	1,734	—	1,734	1,581	—	1,581
Human resources	1,336	—	1,336	1,177	—	1,177
Provisions for losses and benefits:
Charge card	277	(277)	—	290	(290)	—
Cardmember lending	484	(484)	—	415	(415)	—
Investment certificates and other	130	(130)	—	108	(108)	—
Total	891	(891)	—	813	(813)	—
Professional services	807	—	807	714	—	714
Occupancy and equipment	405	—	405	390	—	390
Interest	338	(338)	—	249	(249)	—
Communications	116	—	116	115	—	115
Other	358	—	358	382	—	382
Total	5,985	(1,229)	4,756	5,421	(1,062)	4,359
Provisions for losses and benefits:
Charge card	—	277	277	—	290	290
Cardmember lending	—	484	484	—	415	415
International banking and other (including investment certificates)	—	130	130	—	108	108
Total	—	891	891	—	813	813
Pretax income from continuing operations	1,223	—	1,223	959	—	959
Income tax provision	298	—	298	208	—	208
Income from continuing operations	925	—	925	751	—	751
Loss from discontinued operations, net of tax	(3)	—	(3)	(6)	—	(6)
Net income	$922	$—	$922	$745	$—	$745

American Express Company

Financial Summary

(unaudited)

(Millions)
	Year Ended December 31, 2006			Year Ended December 31, 2005
	Historical,			Historical,
	as reported	Adjustments	Revised	as reported	Adjustments	Revised
Revenues net of interest expense
U.S. Card Services (A)	$13,955	$(799)	$13,156	$11,978	$(562)	$11,416
International Card & Global Commercial Services (B)	9,464	(500)	8,964	8,905	(389)	8,516
Global Network & Merchant Services (C)	3,161	183	3,344	2,747	145	2,892
	26,580	(1,116)	25,464	23,630	(806)	22,824
Corporate & Other, including adjustments and eliminations	556	(120)	436	438	(114)	324

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE	$27,136	$(1,236)	$25,900	$24,068	$(920)	$23,148

Pretax income (loss) from continuing operations
U.S. Card Services	$3,305	$—	$3,305	$2,571	$—	$2,571
International Card & Global Commercial Services	1,148	—	1,148	1,093	—	1,093
Global Network & Merchant Services	1,188	—	1,188	882	—	882
	5,641	—	5,641	4,546	—	4,546

Corporate & Other	(313)	$—	(313)	(298)	$—	(298)

PRETAX INCOME FROM CONTINUING OPERATIONS	$5,328		$5,328	$4,248		$4,248

Net income (loss)
U.S. Card Services	$2,277	$—	$2,277	$1,816	$—	$1,816
International Card & Global Commercial Services	885	—	885	899	—	899
Global Network & Merchant Services	779	—	779	573	—	573
	3,941	—	3,941	3,288	—	3,288

Corporate & Other	(212)	$—	(212)	(67)	$—	(67)
Income from continuing operations	3,729		3,729	3,221		3,221
(Loss) Income from discontinued operations, net of tax	(22)		(22)	513		513

NET INCOME	$3,707		$3,707	$3,734		$3,734

(A) For further information regarding these adjustments, see U.S. Card Services’ Statements of Income on page 15 of this exhibit.

(B) For further information regarding these adjustments, see International Card & Global Commercial Services’ Statements of Income on page 19 of this exhibit.

(C) For further information regarding these adjustments, see Global Network & Merchant Services’ Statements of Income on page 22 of this exhibit.

American Express Company

Financial Summary

(unaudited)

(Millions)
	Quarter Ended March 31, 2006			Quarter Ended March 31, 2005
	Historical,			Historical,
	as reported	Adjustments	Revised	as reported	Adjustments	Revised
Revenues net of interest expense
U.S. Card Services	$3,180	$(170)	$3,010	$2,777	$(123)	$2,654
International Card & Global Commercial Services	2,303	(102)	2,201	2,146	(86)	2,060
Global Network & Merchant Services	705	43	748	638	31	669
	6,188	(229)	5,959	5,561	(178)	5,383
Corporate & Other, including adjustments and eliminations	131	(37)	94	79	(23)	56

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE	$6,319	$(266)	$6,053	$5,640	$(201)	$5,439

Pretax income (loss) from continuing operations
U.S. Card Services	$796	$—	$796	$703	$—	$703
International Card & Global Commercial Services	311	—	311	242	—	242
Global Network & Merchant Services	262	—	262	171	—	171
	1,369	—	1,369	1,116	—	1,116

Corporate & Other	(44)	$—	(44)	(28)	$—	(28)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,325		$1,325	$1,088		$1,088

Net income (loss)
U.S. Card Services	$546	$—	$546	$482	$—	$482
International Card & Global Commercial Services	213	—	213	192	—	192
Global Network & Merchant Services	166	—	166	111	—	111
	925	—	925	785	—	785

Corporate & Other	(49)	$—	(49)	(40)	$—	(40)
Income from continuing operations	876		876	745		745
(Loss) Income from discontinued operations, net of tax	(3)		(3)	201		201

NET INCOME	$873		$873	$946		$946

American Express Company

Financial Summary

(unaudited)

(Millions)
	Quarter Ended June 30, 2006			Quarter Ended June 30, 2005
	Historical,			Historical,
	as reported	Adjustments	Revised	as reported	Adjustments	Revised
Revenues net of interest expense
U.S. Card Services	$3,485	$(197)	$3,288	$2,976	$(126)	$2,850
International Card & Global Commercial Services	2,441	(121)	2,320	2,248	(93)	2,155
Global Network & Merchant Services	789	50	839	691	36	727
	6,715	(268)	6,447	5,915	(183)	5,732
Corporate & Other, including adjustments and eliminations	135	(40)	95	105	(49)	56

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE	$6,850	$(308)	$6,542	$6,020	$(232)	$5,788

Pretax income (loss) from continuing operations
U.S. Card Services	$920	$—	$920	$697	$—	$697
International Card & Global Commercial Services	294	—	294	244	—	244
Global Network & Merchant Services	315	—	315	245	—	245
	1,529	—	1,529	1,186	—	1,186

Corporate & Other	(87)	$—	(87)	(65)	$—	(65)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,442		$1,442	$1,121		$1,121

Net income (loss)
U.S. Card Services	$616	$—	$616	$477	$—	$477
International Card & Global Commercial Services	225	—	225	225	—	225
Global Network & Merchant Services	200	—	200	155	—	155
	1,041	—	1,041	857	—	857

Corporate & Other	(69)	$—	(69)	3	$—	3
Income from continuing operations	972		972	860		860
(Loss) Income from discontinued operations, net of tax	(27)		(27)	153		153

NET INCOME	$945		$945	$1,013		$1,013

American Express Company

Financial Summary

(unaudited)

(Millions)	Quarter Ended September 30, 2006			Quarter Ended September 30, 2005
	Historical,			Historical,
	as reported	Adjustments	Revised	as reported	Adjustments	Revised
Revenues net of interest expense
U.S. Card Services	$3,534	$(215)	$3,319	$3,044	$(152)	$2,892
International Card & Global Commercial Services	2,287	(131)	2,156	2,212	(107)	2,105
Global Network & Merchant Services	798	43	841	693	35	728
	6,619	(303)	6,316	5,949	(224)	5,725
Corporate & Other, including adjustments and eliminations	140	(21)	119	79	(14)	65

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE	$6,759	$(324)	$6,435	$6,028	$(238)	$5,790

Pretax income (loss) from continuing operations
U.S. Card Services	$819	$—	$819	$633	$—	$633
International Card & Global Commercial Services	281	—	281	317	—	317
Global Network & Merchant Services	314	—	314	214	—	214
	1,414	—	1,414	1,164	—	1,164

Corporate & Other	(76)	$—	(76)	(84)	$—	(84)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,338		$1,338	$1,080		$1,080

Net income (loss)
U.S. Card Services	$580	$—	$580	$443	$—	$443
International Card & Global Commercial Services	216	—	216	249	—	249
Global Network & Merchant Services	212	—	212	141	—	141
	1,008	—	1,008	833	—	833

Corporate & Other	(52)	$—	(52)	32	$—	32
Income from continuing operations	956		956	865		865
Income from discontinued operations, net of tax	11		11	165		165

NET INCOME	$967		$967	$1,030		$1,030

American Express Company

Financial Summary

(unaudited)

(Millions)	Quarter Ended December 31, 2006			Quarter Ended December 31, 2005
	Historical,			Historical
	as reported	Adjustments	Revised	as reported	Adjustments	Revised
Revenues net of interest expense
U.S. Card Services	$3,756	$(217)	$3,539	$3,181	$(161)	$3,020
International Card & Global Commercial Services	2,433	(146)	2,287	2,299	(103)	2,196
Global Network & Merchant Services	869	47	916	725	43	768
	7,058	(316)	6,742	6,205	(221)	5,984
Corporate & Other, including adjustments and eliminations	150	(22)	128	175	(28)	147

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE	$7,208	$(338)	$6,870	$6,380	$(249)	$6,131

Pretax income (loss) from continuing operations
U.S. Card Services	$770	$—	$770	$538	$—	$538
International Card & Global Commercial Services	262	—	262	290	—	290
Global Network & Merchant Services	297	—	297	252	—	252
	1,329	—	1,329	1,080	—	1,080

Corporate & Other	(106)	$—	(106)	(121)	$—	(121)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,223		$1,223	$959		$959

Net income (loss)
U.S. Card Services	$535	$—	$535	$414	$—	$414
International Card & Global Commercial Services	231	—	231	233	—	233
Global Network & Merchant Services	201	—	201	166	—	166
	967	—	967	813	—	813

Corporate & Other	(42)	$—	(42)	(62)	$—	(62)
Income from continuing operations	925		925	751		751
Loss from discontinued operations, net of tax	(3)		(3)	(6)		(6)

NET INCOME	$922		$922	$745		$745

American Express Company

Selected Statistical Information

(unaudited)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Historical, as reported:
Worldwide cardmember receivables:
90 days past due as a % of total (A)	1.8%	1.8%	1.8%	1.8%	1.6%
Loss reserves as a % of 90 days past due (A)	147%	149%	150%	163%	177%

Worldwide cardmember lending — owned basis (B):
Net finance charge revenue (C)/average loans (D)	9.8%	9.6%	9.6%	8.9%	9.0%

Worldwide cardmember lending — managed basis (E):
Net finance charge revenue (C)/average loans (D)	9.5%	9.6%	9.5%	9.1%	9.4%

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Revised:
Worldwide cardmember receivables:
90 days past due as a % of total (A)	2.8%	2.8%	2.8%	3.1%	2.8%
Loss reserves as a % of 90 days past due (A)	95%	97%	98%	97%	97%

Worldwide cardmember lending — owned basis (B):
Net finance charge revenue (C)/average loans (D)	9.6%	9.5%	9.4%	8.8%	8.9%

Worldwide cardmember lending — managed basis (E):
Net finance charge revenue (C)/average loans (D)	9.4%	9.4%	9.4%	9.0%	9.3%

(A) The Company will revise the method of reporting certain credit statistics related to the charge card business to better align these metrics with the way the Company manages credit risk as well as to align such credit statistics with the method used for reporting the Company’s lending activities.  Historically, the credit statistics for the charge card business have been presented using the portion of the account balance that was 90 days past due or more. However, the Company’s practices for managing credit risk and establishing reserves for uncollectible amounts consider the entire amounts of customer accounts for those accounts which have any portion that is past due by 90 days or more.  The Company has determined that the disclosure of credit statistics for the charge card business in a manner consistent with the internal methodology used for reserving practices is preferable.  Because the Company’s existing risk management assessments already utilize this methodology, the level of reserves has not been changed.  The new statistics do not indicate a change in management’s view of the Company’s underlying credit quality, risk profile or adequacy of reserves.  Revised historical statistics using this new reporting method are presented above.

(B) “Owned,” a GAAP basis measurement, reflects only cardmember loans included on the Company’s Consolidated Balance Sheets.

(C) Computed on an annualized basis.

(D) The calculation of net finance charge revenue divided by average loans has been corrected for a computational error.  This correction has a minimal impact on the historic trends for this statistical information.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans.  The difference between the “owned basis” (GAAP) information and “managed basis” information is attributable to the effects of securitization activities.  For more information about this difference, see also “Differences between GAAP and Managed Basis Presentation” on page 55 in the Company’s 2006 Annual Report, which is filed with the SEC as Exhibit 13 to the Company’s 2006 Form 10-K Report.

American Express Company

Selected Statistical Information

(unaudited)

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Historical, as reported:
Worldwide cardmember receivables:
90 days past due as a % of total (A)	1.7%	1.7%	1.9%	1.8%	1.6%
Loss reserves as a % of 90 days past due (A)	173%	160%	147%	147%	177%

Worldwide cardmember lending — owned basis (B):
Net finance charge revenue (C)/average loans (D)	9.2%	9.3%	9.0%	9.5%	9.1%

Worldwide cardmember lending — managed basis (E):
Net finance charge revenue (C)/average loans (D)	9.4%	9.2%	9.1%	9.4%	9.3%

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Revised:
Worldwide cardmember receivables:
90 days past due as a % of total (A)	2.7%	2.5%	2.7%	2.8%	2.8%
Loss reserves as a % of 90 days past due (A)	104%	106%	101%	95%	97%

Worldwide cardmember lending — owned basis (B):
Net finance charge revenue (C)/average loans (D)	9.0%	9.1%	8.8%	9.3%	8.9%

Worldwide cardmember lending — managed basis (E):
Net finance charge revenue (C)/average loans (D)	9.3%	9.1%	9.0%	9.3%	9.2%

(A) The Company will revise the method of reporting certain credit statistics related to the charge card business to better align these metrics with the way the Company manages credit risk as well as to align such credit statistics with the method used for reporting the Company’s lending activities.  Historically, the credit statistics for the charge card business have been presented using the portion of the account balance that was 90 days past due or more. However, the Company’s practices for managing credit risk and establishing reserves for uncollectible amounts consider the entire amounts of customer accounts for those accounts which have any portion that is past due by 90 days or more.  The Company has determined that the disclosure of credit statistics for the charge card business in a manner consistent with the internal methodology used for reserving practices is preferable.  Because the Company’s existing risk management assessments already utilize this methodology, the level of reserves has not been changed.  The new statistics do not indicate a change in management’s view of the Company’s underlying credit quality, risk profile or adequacy of reserves.  Revised historical statistics using this new reporting method are presented above.

(B) “Owned,” a GAAP basis measurement, reflects only cardmember loans included on the Company’s Consolidated Balance Sheets.

(C) Computed on an annualized basis.

(D) The calculation of net finance charge revenue divided by average loans has been corrected for a computational error.  This correction has a minimal impact on the historic trends for this statistical information.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans.  The difference between the “owned basis” (GAAP) information and “managed basis” information is attributable to the effects of securitization activities.  For more information about this difference, see also “Differences between GAAP and Managed Basis Presentation” on page 55 in the Company’s 2006 Annual Report, which is filed with the SEC as Exhibit 13 to the Company’s 2006 Form 10-K Report.

U.S. Card Services

Selected Income Statement Data

(unaudited)

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Historical, as reported:
Revenues
Discount revenue, net card fees and other	$2,679	$2,482	$2,514	$2,314	$2,401
Finance charge revenue	1,018	928	814	674	685
Less: Interest expense	288	260	215	194	200
Securitization income:
Excess spread, net (excluding servicing fees)	246	279	261	269	183
Servicing fees	101	100	100	106	105
Gains on sales from securitizations	—	5	11	11	7
Securitization income, net	347	384	372	386	295
Total revenues	3,756	3,534	3,485	3,180	3,181
Interest expense:
Cardmember lending	—	—	—	—	—
Charge card and other	—	—	—	—	—
Revenues net of interest expense	3,756	3,534	3,485	3,180	3,181
Expenses
Marketing, promotion, rewards and cardmember services	1,242	1,127	1,106	1,034	1,097
Human resources and other operating expenses	1,218	1,142	1,108	1,043	1,037
Provisions for losses	526	446	351	307	509
Total	2,986	2,715	2,565	2,384	2,643
Pretax segment income	770	819	920	796	538
Income tax provision	235	239	304	250	124
Segment income	$535	$580	$616	$546	$414

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Adjustments:
Revenues
Discount revenue, net card fees and other	$—	$—	$—	$—	$—
Finance charge revenue	—	—	—	—	—
Less: Interest expense (A)	(288)	(260)	(215)	(194)	(200)
Securitization income:
Excess spread, net (excluding servicing fees)	—	—	—	—	—
Servicing fees	—	—	—	—	—
Gains on sales from securitizations	—	—	—	—	—
Securitization income, net	—	—	—	—	—
Total revenues	288	260	215	194	200
Interest expense:
Cardmember lending (A)	288	260	215	194	200
Charge card and other (B)	217	215	197	170	161
Revenues net of interest expense	(217)	(215)	(197)	(170)	(161)
Expenses
Marketing, promotion, rewards and cardmember services	—	—	—	—	—
Human resources and other operating expenses (B)	(217)	(215)	(197)	(170)	(161)
Provisions for losses	—	—	—	—	—
Total	(217)	(215)	(197)	(170)	(161)
Pretax segment income	—	—	—	—	—
Income tax provision	—	—	—	—	—
Segment income	$—	$—	$—	$—	$—

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Revised:
Revenues
Discount revenue, net card fees and other	$2,679	$2,482	$2,514	$2,314	$2,401
Finance charge revenue	1,018	928	814	674	685
Less: Interest expense	—	—	—	—	—
Securitization income:
Excess spread, net (excluding servicing fees)	246	279	261	269	183
Servicing fees	101	100	100	106	105
Gains on sales from securitizations	—	5	11	11	7
Securitization income, net	347	384	372	386	295
Total revenues	4,044	3,794	3,700	3,374	3,381
Interest expense:
Cardmember lending	288	260	215	194	200
Charge card and other	217	215	197	170	161
Revenues net of interest expense	3,539	3,319	3,288	3,010	3,020
Expenses
Marketing, promotion, rewards and cardmember services	1,242	1,127	1,106	1,034	1,097
Human resources and other operating expenses	1,001	927	911	873	876
Provisions for losses	526	446	351	307	509
Total	2,769	2,500	2,368	2,214	2,482
Pretax segment income	770	819	920	796	538
Income tax provision	235	239	304	250	124
Segment income	$535	$580	$616	$546	$414

(A) Gross cardmember lending finance charge interest expense will be presented in the line entitled “Cardmember lending” within the new “Interest expense” section.  This amount was previously presented as “Interest expense” within “Cardmember lending net finance charge revenue.”

(B) Other interest expense will be presented in the line entitled “Charge card and other” within the new “Interest expense” section. This amount was previously reported in “Human resources and other operating expenses” within “Expenses.”

U.S. Card Services

Selected Income Staement Data

(unaudited)

(Millions)
	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Historical, as reported:
Revenues
Discount revenue, net card fees and other	$2,233	$2,233	$2,059	$9,989	$8,926
Finance charge revenue	614	587	522	3,434	2,408
Less: Interest expense	156	140	120	957	616
Securitization income:
Excess spread, net (excluding servicing fees)	227	192	209	1,055	811
Servicing fees	108	99	100	407	412
Gains on sales from securitizations	18	5	7	27	37
Securitization income, net	353	296	316	1,489	1,260
Total revenues	3,044	2,976	2,777	13,955	11,978
Interest expense:
Cardmember lending	—	—	—	—	—
Charge card and other	—	—	—	—	—
Revenues net of interest expense	3,044	2,976	2,777	13,955	11,978
Expenses
Marketing, promotion, rewards and cardmember services	1,003	974	837	4,509	3,911
Human resources and other operating expenses	950	938	895	4,511	3,820
Provisions for losses	458	367	342	1,630	1,676
Total	2,411	2,279	2,074	10,650	9,407
Pretax segment income	633	697	703	3,305	2,571
Income tax provision	190	220	221	1,028	755
Segment income	$443	$477	$482	$2,277	$1,816

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Adjustments:
Revenues
Discount revenue, net card fees and other	$—	$—	$—	$—	$—
Finance charge revenue	—	—	—	—	—
Less: Interest expense	(156)	(140)	(120)	(957)	(616)
Securitization income:
Excess spread, net (excluding servicing fees)	—	—	—	—	—
Servicing fees	—	—	—	—	—
Gains on sales from securitizations	—	—	—	—	—
Securitization income, net	—	—	—	—	—
Total revenues	156	140	120	957	616
Interest expense:
Cardmember lending	156	140	120	957	616
Charge card and other	152	126	123	799	562
Revenues net of interest expense	(152)	(126)	(123)	(799)	(562)
Expenses
Marketing, promotion, rewards and cardmember services	—	—	—	—	—
Human resources and other operating expenses	(152)	(126)	(123)	(799)	(562)
Provisions for losses	—	—	—	—	—
Total	(152)	(126)	(123)	(799)	(562)
Pretax segment income	—	—	—	—	—
Income tax provision	—	—	—	—	—
Segment income	$—	$—	$—	$—	$—

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Revised:
Revenues
Discount revenue, net card fees and other	$2,233	$2,233	$2,059	$9,989	$8,926
Finance charge revenue	614	587	522	3,434	2,408
Less: Interest expense	—	—	—	—	—
Securitization income:
Excess spread, net (excluding servicing fees)	227	192	209	1,055	811
Servicing fees	108	99	100	407	412
Gains on sales from securitizations	18	5	7	27	37
Securitization income, net	353	296	316	1,489	1,260
Total revenues	3,200	3,116	2,897	14,912	12,594
Interest expense:
Cardmember lending	156	140	120	957	616
Charge card and other	152	126	123	799	562
Revenues net of interest expense	2,892	2,850	2,654	13,156	11,416
Expenses
Marketing, promotion, rewards and cardmember services	1,003	974	837	4,509	3,911
Human resources and other operating expenses	798	812	772	3,712	3,258
Provisions for losses	458	367	342	1,630	1,676
Total	2,259	2,153	1,951	9,851	8,845
Pretax segment income	633	697	703	3,305	2,571
Income tax provision	190	220	221	1,028	755
Segment income	$443	$477	$482	$2,277	$1,816

U.S. Card Services

Selected Financial Information

Managed Basis Presentation (A)

(unaudited)

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Historical, as reported:
Net finance charge revenue
Reported for the period (GAAP)	$730	$668	$599	$480	$485
Securitization adjustments	450	475	469	486	518
Managed net finance charge revenue	$1,180	$1,143	$1,068	$966	$1,003

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Revised:
Finance charge revenue
Reported for the period (GAAP)	$1,018	$928	$814	$674	$685
Securitization adjustments	729	749	726	733	744
Managed finance charge revenue	$1,747	$1,677	$1,540	$1,407	$1,429

Cardmember lending interest expense
Reported for the period (GAAP)	$288	$260	$215	$194	$200
Securitization adjustments	279	274	257	247	226
Managed cardmember lending interest expense	$567	$534	$472	$441	$426

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Historical, as reported:
Net finance charge revenue
Reported for the period (GAAP)	$458	$447	$402	$2,477	$1,792
Securitization adjustments	512	454	469	1,880	1,953
Managed net finance charge revenue	$970	$901	$871	$4,357	$3,745

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Revised:
Finance charge revenue
Reported for the period (GAAP)	$614	$587	$522	$3,434	$2,408
Securitization adjustments	721	618	609	2,937	2,692
Managed finance charge revenue	$1,335	$1,205	$1,131	$6,371	$5,100

Cardmember lending interest expense
Reported for the period (GAAP)	$156	$140	$120	$957	$616
Securitization adjustments	209	164	140	1,057	739
Managed cardmember lending interest expense	$365	$304	$260	$2,014	$1,355

(A) The managed basis presentation includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans.  The difference between the “owned basis” (GAAP) information and “managed basis” information is attributable to the effects of securitization activities.  For more information about this difference, see also “Differences between GAAP and Managed Basis Presentation” on page 55 in the Company’s 2006 Annual Report, which is filed with the SEC as Exhibit 13 to the Company’s 2006 Form 10-K Report.

U.S. Card Services

Selected Statistical Information

(unaudited)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Historical, as reported:
Cardmember receivables:
90 days past due as a % of total	2.1%	2.3%	2.3%	2.3%	1.8%

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Revised:
Cardmember receivables:
90 days past due as a % of total	3.3%	3.5%	3.4%	4.0%	3.4%

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Historical, as reported:
Cardmember receivables:
90 days past due as a % of total	2.0%	2.0%	2.3%	2.1%	1.8%

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Revised:
Cardmember receivables:
90 days past due as a % of total	3.5%	3.1%	3.5%	3.3%	3.4%

The Company will revise the method of reporting certain credit statistics related to the charge card business to better align these metrics with the way the Company manages credit risk as well as to align such credit statistics with the method used for reporting the Company’s lending activities.  Historically, the credit statistics for the charge card business have been presented using the portion of the account balance that was 90 days past due or more. However, the Company’s practices for managing credit risk and establishing reserves for uncollectible amounts consider the entire amounts of customer accounts for those accounts which have any portion that is past due by 90 days or more.  The Company has determined that the disclosure of credit statistics for the charge card business in a manner consistent with the internal methodology used for reserving practices is preferable.  Because the Company’s existing risk management assessments already utilize this methodology, the level of reserves has not been changed.  The new statistics do not indicate a change in management’s view of the Company’s underlying credit quality, risk profile or adequacy of reserves.  Revised historical statistics using this new reporting method are presented above.

International Card & Global Commercial Services

Selected Income Statement Data

(unaudited)

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Historical, as reported:
Revenues
Discount revenue, net card fees and other	$2,220	$2,086	$2,241	$2,109	$2,115
Finance charge revenue	329	310	308	293	278
Less: Interest expense	116	109	108	99	94
Total revenues	2,433	2,287	2,441	2,303	2,299
Interest expense:
Cardmember lending	—	—	—	—	—
International banking, charge card and other	—	—	—	—	—
Revenues net of interest expense	2,433	2,287	2,441	2,303	2,299
Expenses
Marketing, promotion, rewards and cardmember services	346	330	410	343	321
Human resources and other operating expenses	1,509	1,347	1,373	1,300	1,402
Provisions for losses and benefits	316	329	364	349	286
Total	2,171	2,006	2,147	1,992	2,009
Pretax segment income	262	281	294	311	290
Income tax provision	31	65	69	98	57
Segment income	$231	$216	$225	$213	$233

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Adjustments:
Revenues
Discount revenue, net card fees and other (A)	$155	$139	$120	$113	$114
Finance charge revenue	(25)	(24)	(23)	(22)	(21)
Less: Interest expense (B)	(116)	(109)	(108)	(99)	(94)
Total revenues	246	224	205	190	187
Interest expense:
Cardmember lending (B)	105	99	99	90	86
International banking, charge card and other (A) (C)	287	256	227	202	204
Revenues net of interest expense	(146)	(131)	(121)	(102)	(103)
Expenses
Marketing, promotion, rewards and cardmember services	—	—	—	—	—
Human resources and other operating expenses (C)	(146)	(131)	(121)	(102)	(103)
Provisions for losses and benefits	—	—	—	—	—
Total	(146)	(131)	(121)	(102)	(103)
Pretax segment income	—	—	—	—	—
Income tax provision	—	—	—	—	—
Segment income	$—	$—	$—	$—	$—

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Revised:
Revenues
Discount revenue, net card fees and other	$2,375	$2,225	$2,361	$2,222	$2,229
Finance charge revenue	304	286	285	271	257
Less: Interest expense	—	—	—	—	—
Total revenues	2,679	2,511	2,646	2,493	2,486
Interest expense:
Cardmember lending	105	99	99	90	86
International banking, charge card and other	287	256	227	202	204
Revenues net of interest expense	2,287	2,156	2,320	2,201	2,196
Expenses
Marketing, promotion, rewards and cardmember services	346	330	410	343	321
Human resources and other operating expenses	1,363	1,216	1,252	1,198	1,299
Provisions for losses and benefits	316	329	364	349	286
Total	2,025	1,875	2,026	1,890	1,906
Pretax segment income	262	281	294	311	290
Income tax provision	31	65	69	98	57
Segment income	$231	$216	$225	$213	$233

(A) Primarily reflects international banking interest expense that will be presented as “International banking, charge card and other” within the new “Interest expense” section. This amount was previously presented as a reduction of “Discount revenue, net card fees and other.”

(B) Gross cardmember lending finance charge interest expense will be presented in the line entitled “Cardmember lending” within the new “Interest expense” section.  This amount was previously presented as “Interest expense” within “Cardmember lending net finance charge revenue.”

(C) Other interest expense will be presented in the line entitled “International banking, charge card and other” within the new “Interest expense” section. This amount was previously reported in “Human resources and other operating expenses” within “Expenses.”

International Card & Global Commercial Services

Selected Income Statement Data

(unaudited)

(Millions)
	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Historical, as reported:
Revenues
Discount revenue, net card fees and other	$2,041	$2,083	$1,982	$8,656	$8,221
Finance charge revenue	259	251	247	1,240	1,035
Less: Interest expense	88	86	83	432	351
Total revenues	2,212	2,248	2,146	9,464	8,905
Interest expense:
Cardmember lending	—	—	—	—	—
International banking, charge card and other	—	—	—	—	—
Revenues net of interest expense	2,212	2,248	2,146	9,464	8,905
Expenses
Marketing, promotion, rewards and cardmember services	310	328	310	1,429	1,269
Human resources and other operating expenses	1,315	1,437	1,366	5,529	5,520
Provisions for losses and benefits	270	239	228	1,358	1,023
Total	1,895	2,004	1,904	8,316	7,812
Pretax segment income	317	244	242	1,148	1,093
Income tax provision	68	19	50	263	194
Segment income	$249	$225	$192	$885	$899

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Adjustments:
Revenues
Discount revenue, net card fees and other	$97	$94	$86	$527	$391
Finance charge revenue	(14)	(17)	(16)	(94)	(68)
Less: Interest expense	(88)	(86)	(83)	(432)	(351)
Total revenues	171	163	153	865	674
Interest expense:
Cardmember lending	81	79	77	393	323
International banking, charge card and other	197	177	162	972	740
Revenues net of interest expense	(107)	(93)	(86)	(500)	(389)
Expenses
Marketing, promotion, rewards and cardmember services	—	—	—	—	—
Human resources and other operating expenses	(107)	(93)	(86)	(500)	(389)
Provisions for losses and benefits	—	—	—	—	—
Total	(107)	(93)	(86)	(500)	(389)
Pretax segment income	—	—	—	—	—
Income tax provision	—	—	—	—	—
Segment income	$—	$—	$—	$—	$—

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Revised:
Revenues
Discount revenue, net card fees and other	$2,138	$2,177	$2,068	$9,183	$8,612
Finance charge revenue	245	234	231	1,146	967
Less: Interest expense	—	—	—	—	—
Total revenues	2,383	2,411	2,299	10,329	9,579
Interest expense:
Cardmember lending	81	79	77	393	323
International banking, charge card and other	197	177	162	972	740
Revenues net of interest expense	2,105	2,155	2,060	8,964	8,516
Expenses
Marketing, promotion, rewards and cardmember services	310	328	310	1,429	1,269
Human resources and other operating expenses	1,208	1,344	1,280	5,029	5,131
Provisions for losses and benefits	270	239	228	1,358	1,023
Total	1,788	1,911	1,818	7,816	7,423
Pretax segment income	317	244	242	1,148	1,093
Income tax provision	68	19	50	263	194
Segment income	$249	$225	$192	$885	$899

International Card & Global Commercial Services

Selected Statistical Information

(unaudited)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Historical, as reported:
Cardmember receivables:
90 days past due as a % of total (A)	1.4%	1.3%	1.3%	1.3%	1.3%

Net finance charge revenue (B)/average loans (C)	9.1%	8.9%	9.1%	9.4%	9.4%

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Revised:
Cardmember receivables:
90 days past due as a % of total (A)	2.1%	2.0%	2.1%	2.0%	2.1%

Net finance charge revenue (B)/average loans (C)	8.5%	8.3%	8.5%	8.7%	8.7%

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Historical, as reported:
Cardmember receivables:
90 days past due as a % of total (A)	1.2%	1.3%	1.4%	1.4%	1.3%

Net finance charge revenue (B)/average loans (C)	9.3%	9.3%	9.2%	9.1%	9.3%

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Revised:
Cardmember receivables:
90 days past due as a % of total (A)	1.9%	1.9%	1.9%	2.1%	2.1%

Net finance charge revenue (B)/average loans (C)	8.9%	8.7%	8.7%	8.5%	8.8%

(A)The Company will revise the method of reporting certain credit statistics related to the charge card business to better align these metrics with the way the Company manages credit risk as well as to align such credit statistics with the method used for reporting the Company’s lending activities.  Historically, the credit statistics for the charge card business have been presented using the portion of the account balance that was 90 days past due or more. However, the Company’s practices for managing credit risk and establishing reserves for uncollectible amounts consider the entire amounts of customer accounts for those accounts which have any portion that is past due by 90 days or more.  The Company has determined that the disclosure of credit statistics for the charge card business in a manner consistent with the internal methodology used for reserving practices is preferable.  Because the Company’s existing risk management assessments already utilize this methodology, the level of reserves has not been changed.  The new statistics do not indicate a change in management’s view of the Company’s underlying credit quality, risk profile or adequacy of reserves.  Revised historical statistics using this new reporting method are presented above.

(B) Computed on an annualized basis.

(C) The calculation of net finance charge revenue divided by average loans has been corrected for a computational error.  This correction has a minimal impact on the historic trends for this statistical information.

Global Network & Merchant Services

Selected Income Statement Data

(unaudited)

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Historical, as reported:
Revenues
Discount revenue, fees and other	$869	$798	$789	$705	$725
Interest expense:
Cardmember lending	—	—	—	—	—
Other	—	—	—	—	—
Revenues net of interest expense	869	798	789	705	725
Expenses
Marketing and promotion	125	118	140	135	141
Human resources and other operating expenses	401	347	320	298	319
Provisions for losses	46	19	14	10	13
Total	572	484	474	443	473
Pretax segment income	297	314	315	262	252
Income tax provision	96	102	115	96	86
Segment income	$201	$212	$200	$166	$166

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Adjustments:
Revenues
Discount revenue, fees and other (A)	$(29)	$(25)	$(24)	$(20)	$(21)
Interest expense:
Cardmember lending (A)	(29)	(25)	(24)	(20)	(21)
Other (A)	(47)	(43)	(50)	(43)	(43)
Revenues net of interest expense	47	43	50	43	43
Expenses
Marketing and promotion	—	—	—	—	—
Human resources and other operating expenses (A)	47	43	50	43	43
Provisions for losses	—	—	—	—	—
Total	47	43	50	43	43
Pretax segment income	—	—	—	—	—
Income tax provision	—	—	—	—	—
Segment income	$—	$—	$—	$—	$—

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Revised:
Revenues
Discount revenue, fees and other	$840	$773	$765	$685	$704
Interest expense:
Cardmember lending	(29)	(25)	(24)	(20)	(21)
Other	(47)	(43)	(50)	(43)	(43)
Revenues net of interest expense	916	841	839	748	768
Expenses
Marketing and promotion	125	118	140	135	141
Human resources and other operating expenses	448	390	370	341	362
Provisions for losses	46	19	14	10	13
Total	619	527	524	486	516
Pretax segment income	297	314	315	262	252
Income tax provision	96	102	115	96	86
Segment income	$201	$212	$200	$166	$166

(A)         The interest expense credit represents the reduced funding costs associated with the non-interest bearing accounts payable due to merchants.

Global Network & Merchant Services

Selected Income Statement Data

(unaudited)

(Millions)
	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Historical, as reported:
Revenues
Discount revenue, fees and other	$693	$691	$638	$3,161	$2,747
Interest expense:
Cardmember lending	—	—	—	—	—
Other	—	—	—	—	—
Revenues net of interest expense	693	691	638	3,161	2,747
Expenses
Marketing and promotion	167	131	165	518	604
Human resources and other operating expenses	293	298	285	1,366	1,195
Provisions for losses	19	17	17	89	66
Total	479	446	467	1,973	1,865
Pretax segment income	214	245	171	1,188	882
Income tax provision	73	90	60	409	309
Segment income	$141	$155	$111	$779	$573

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Adjustments:
Revenues
Discount revenue, fees and other	$(17)	$(16)	$(12)	$(98)	$(66)
Interest expense:
Cardmember lending	(17)	(16)	(12)	(98)	(66)
Other	(35)	(36)	(31)	(183)	(145)
Revenues net of interest expense	35	36	31	183	145
Expenses
Marketing and promotion	—	—	—	—	—
Human resources and other operating expenses	35	36	31	183	145
Provisions for losses	—	—	—	—	—
Total	35	36	31	183	145
Pretax segment income	—	—	—	—	—
Income tax provision	—	—	—	—	—
Segment income	$—	$—	$—	$—	$—

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2005	2005	2005	2006	2005
Revised:
Revenues
Discount revenue, fees and other	$676	$675	$626	$3,063	$2,681
Interest expense:
Cardmember lending	(17)	(16)	(12)	(98)	(66)
Other	(35)	(36)	(31)	(183)	(145)
Revenues net of interest expense	728	727	669	3,344	2,892
Expenses
Marketing and promotion	167	131	165	518	604
Human resources and other operating expenses	328	334	316	1,549	1,340
Provisions for losses	19	17	17	89	66
Total	514	482	498	2,156	2,010
Pretax segment income	214	245	171	1,188	882
Income tax provision	73	90	60	409	309
Segment income	$141	$155	$111	$779	$573

American Express Company

Computation in Support of Ratio of Earnings to Fixed Charges

(unaudited)

(Millions)
	Years Ended December 31,
	2006	2005	2004	2003
Historical, as reported:
Earnings:
Pretax income from continuing operations	$5,328	$4,248	$3,831	$3,415
Interest expense	2,880	2,168	1,659	1,606
Other adjustments	139	150	151	154
Total earnings (a)	$8,347	$6,566	$5,641	$5,175
Fixed charges:
Interest expense	$2,880	$2,168	$1,659	$1,606
Other adjustments	106	151	145	139
Total fixed charges (b)	$2,986	$2,319	$1,804	$1,745

Ratio of earnings to fixed charges (a/b)	2.80	2.83	3.13	2.97

Adjustments:
Earnings:
Pretax income from continuing operations	$—	$—	$—	$—
Interest expense	252	156	171	122
Other adjustments	—	—	—	—
Total earnings	$252	$156	$171	$122
Fixed charges:
Interest expense	$252	$156	$171	$122
Other adjustments	—	—	—	—
Total fixed charges	$252	$156	$171	$122

Revised:
Earnings:
Pretax income from continuing operations	$5,328	$4,248	$3,831	$3,415
Interest expense	3,132	2,324	1,830	1,728
Other adjustments	139	150	151	154
Total earnings (a)	$8,599	$6,722	$5,812	$5,297
Fixed charges:
Interest expense	$3,132	$2,324	$1,830	$1,728
Other adjustments	106	151	145	139
Total fixed charges (b)	$3,238	$2,475	$1,975	$1,867

Ratio of earnings to fixed charges (a/b)	2.66	2.72	2.94	2.84

Included in interest expense in the above computation is interest expense related to cardmember lending activities, international banking operations, and charge card and other activities in the Consolidated Statements of Income.

For purposes of the “earnings” computation, “other adjustments” include adding the amortization of capitalized interest, the net loss of affiliates accounted for under the equity method whose debt is not guaranteed by the Company, the minority interest in the earnings of majority-owned subsidiaries with fixed charges, and the interest component of rental expense and subtracting undistributed net income of affiliates accounted for under the equity method.

For purposes of the “fixed charges” computation, “other adjustments” include capitalized interest costs and the interest component of rental expense.